SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2006

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104
None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
EX-99.1 PRESS RELEASE DATED JUNE 19, 2006

Section 8—Other Events
  Item 8.01   Other Events
Nevada Power Company, a wholly owned subsidiary of Sierra Pacific Resources, announced today that it has been notified by Southern California Edison, the operator of the closed Mohave Generating Station in Laughlin, Nevada, that it will no longer participate in efforts to return the plant to service.
As a result, Nevada Power, which holds a 14% interest in the plant, announced that it is not economically feasible to continue its own participation in the project.
A copy of the press release is filed herewith as Exhibit 99.1.
  Item 9.01   Financial Statements and Exhibits
(c)   Exhibits

Number	Title

99.1	Press Release dated June 19, 2006

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: June 19, 2006	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: June 19, 2006	By:	/s/ John E. Brown
John E. Brown
Controller